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                                                          Exhibit (a)(3)

                                     FORM OF
                         PILGRIM NATURAL RESOURCES TRUST

                           CERTIFICATE OF AMENDMENT OF

                              DECLARATION OF TRUST

         The undersigned being trustees of Pilgrim Natural Resources Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 8.3 of the Trust's Amended and Restated Declaration of Trust dated July 26, 2000, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to change the name of the trust set forth in Section 1.1 thereof, as follows:

         1. Section 1.1 of the Declaration of Trust, executed on July 26, 2000, as amended, is hereby amended, effective May 1, 2002, to read in its entirety as follows:

         "Section 1.1. Name. The name of the Trust created hereby is "ING VP Natural Resources Trust."
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     IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust.

Dated:                    , 2002
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-------------------------------                --------------------------------
Paul S. Doherty, as Trustee                    Jock Patton, as Trustee


-------------------------------                --------------------------------
J. Michael Earley, as Trustee                  David W.C. Putnam, as Trustee


-------------------------------                --------------------------------
R. Barbara Gitenstein, as Trustee              Blaine E. Rieke, as Trustee


-------------------------------                --------------------------------
R. Glenn Hilliard, as Trustee                  John G. Turner, as Trustee


-------------------------------                --------------------------------
Walter H. May, as Trustee                      Roger B. Vincent, as Trustee


-------------------------------                --------------------------------
Thomas J. McInerney, as Trustee                Richard A. Wedemeyer, as Trustee